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                                                                   EXHIBIT 10.19



                                        October 19, 1998

Mr. Walter J. Haybert
9636 Fox Hill Circle North
Germantown, TN 38139

Dear Mr. Haybert:

        Reference is made to the Second Amended and Restated Employment Agreement, entered into as of October 1, 1995 (the "Employment Agreement"), by and between Horseshoe Gaming, Inc., a Nevada corporation (the "Company"), and you, as the "Employee". The Employment Agreement terminated in accordance with
Section 2 thereof on July 31, 1998. Either the Employee or Horseshoe Gaming, L.L.C. (the "LLC") may exercise the respective options granted to them under
Section 12 of the Employment Agreement within 90 days after the termination of the Employment Agreement. The LLC and you, as the Employee, hereby agree to extend the term during which each of the Put Option (as defined in the Employment Agreement) and the Call Option (as defined in the Employment Agreement), as set forth in Section 12 thereof, may be exercised through, and including, July 31, 1999 (the "Extended Term"). Other than as set forth in this letter, the Employment Agreement shall not be deemed to have been modified. Please indicate your acknowledgment and agreement with the foregoing by signing in the space indicated below.

                                        Sincerely,

                                        HORSESHOE GAMING, INC.

                                        By: ____________________________________
                                            Jack B. Binion
                                            Chief Executive Officer and Chairman

                                        HORSESHOE GAMING, L.L.C.
                                        By: Horseshoe Gaming, Inc., Manager

                                        By: ____________________________________
                                            Jack B. Binion
                                            Chief Executive Officer and Chairman



ACKNOWLEDGED AND
ACCEPTED this __ day of October, 1998:

________________________________________________________________________________

Mr. Walter J. Haybert